Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
AND
FIRST AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT
DATED AS OF NOVEMBER 1, 2005

This FIRST AMENDMENT TO CREDIT AGREEMENT and FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this “Amendment”) is among KEY ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the GUARANTORS (as defined in the GCA), the LENDERS (as defined in the Credit Agreement), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Lenders and other Secured Parties (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS

1.                                       The Borrower, the Lenders, the Administrative Agent, Wells Fargo Foothill, Inc., as Revolving Administrative Agent, Lehman Brothers Inc. as sole lead arranger and sole bookrunner and the other agents party thereto, entered into a Credit Agreement, dated as of July 29, 2005 (together with all Annexes, Exhibits and Schedules thereto, the “Credit Agreement”).  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

2.                                       The Borrower, the Guarantors and the Collateral Agent, entered into a Guarantee and Collateral Agreement dated as of July 29, 2005 (together with all Annexes, Exhibits and Schedules thereto, the “GCA”).  Capitalized terms used and not otherwise defined in this Amendment or in the Credit Agreement, shall have the meanings given them in the GCA.

3.                                       The Borrower has requested that the Lenders amend the Credit Agreement to increase the limitations on permitted Capital Expenditures and to amend the Credit Agreement and the GCA to clarify and adjust certain provisions regarding Rigs and Vehicles and the requisite Lenders have agreed to such proposed amendments, subject to the other terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is amended as follows:

a)                                      the definition of “Permitted Perfection Exception” contained in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (a) in its entirety as follows:

“(a) personal property subject to a certificate of title act under which a security interest may be perfected only by notation on the certificate of title (i) with respect to Rigs (as defined in the Guarantee and Collateral Agreement), without limitation as to amount until the date such perfection is required under Section 6.15, (ii) with respect to any such personal property other than Rigs, without limitation as to amount until such perfection is required under Section 5.11 of the Guarantee and Collateral Agreement, (iii) at all times with respect to Rigs and all such other personal property required to be perfected under Section 5.11 of the Guarantee and Collateral Agreement with an aggregate book value at the time of determination of not more than $5,000,000, and (iv) at all times with respect to Rigs and all such other personal property not required to be perfected under Section 5.11 of the Guarantee and Collateral Agreement, without limitation as to amount,”

b)                                     Section 7.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Make or commit to make any Capital Expenditure, except (a) Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not exceeding $175,000,000 per annum for fiscal year 2005, $200,000,000 per annum for fiscal year 2006 and $150,000,000 per annum for each fiscal year thereafter; provided, that (i) up to $25,000,000 of such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures made pursuant to this clause (a) during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and second, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above, (b) Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount and (c) with respect to any fiscal year following a fiscal year as to which the ECF Percentage is 0.0%, Capital Expenditures in an amount equal to the Excess Cash Flow for the prior fiscal year to the extent not used to make Restricted Payments pursuant to Section 7.6(d) and (e) or Investments pursuant to Section 7.8(g), (h) or (m).

2.                                       Amendment to GCA.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, the GCA is amended as follows:

a)                                      Section 4.10 of the GCA is hereby deleted in its entirety and replaced with the following:

“4.10.                  Rigs and Vehicles.  The aggregate book value at any time of (a) all Rigs as to which at such time Grantors have not complied in all material respects with the actions required to be taken by paragraph 1 of Schedule 6.15 of the Credit Agreement and (b) all Vehicles as to which at such time Grantors have not complied in all material respects with the actions required to be taken by Section 5.11 of this Agreement, is less than $5,000,000.”

b)                                     Section 5.11 of the GCA is hereby deleted in its entirety and replaced with the following:

“5.11                     Rigs and Vehicles.  With respect to any Rig or any Vehicle which is a truck now or hereafter owned by a Grantor and with respect to which a certificate of title has been issued, at the reasonable request of the Collateral Agent, such Grantor agrees to take such action (or cause its Subsidiaries to take such action), including endorsing certificates of title or executing applications for transfer of title, as is reasonably required by Collateral Agent to enable it to properly perfect and protect its lien on such Rig or such Vehicles, or to transfer the same, if at any time the aggregate value of such owned Rigs or such Vehicles exceeds $5,000,000.”

3.                                       Conditions to Effectiveness.  The effectiveness of all the amendments contained in Section 1 and Section 2 of this Amendment are conditioned upon satisfaction of the following

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conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):

a)                                      the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Amendment, and shall have received counterparts of this Amendment signed by each of the Borrower, the Guarantors and the Administrative Agent;

b)                                     each of the representations and warranties in Section 4 below shall be true and correct in all material respects on and as of the Amendment Effective Date; and

c)                                      the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

4.                                       Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

a)                                      Authority.  The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended hereby).  Each of the Guarantors has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Amendment.  The execution, delivery and performance by the Borrower and Guarantors of this Amendment and the Loan Documents (as amended hereby) and the transactions contemplated hereby and thereby have been authorized by all necessary corporate or other action of such Person.  No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

b)                                     Enforceability.  Each of this Amendment, and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents has been duly executed and delivered on behalf of each Loan Party that is party thereto.  Each of this Amendment and each Loan Document as amended hereby (i) constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect.  Neither the execution, delivery or performance of this Amendment or the performance of the Loan Documents (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Collateral Agent’s Lien on any of the Collateral or its ability to realize thereon.  This Amendment is effective to amend the Credit Agreement and the GCA as provided herein.

c)                                      Guaranty Obligations.  Each of the undersigned, other than the Borrower and the Administrative Agent, is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (i) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (ii) confirms and ratifies its obligations under the GCA and each other Loan Document executed by it.

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d)                                     Representations and Warranties.  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of an earlier date) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

e)                                      No Conflicts.  Neither the execution, delivery and performance of this Amendment, nor the performance of and compliance with the terms and provisions hereof or of the Loan Documents (as amended hereby) by any Loan Party will, at the time of such performance, (i) violate any Requirement of Law or any material Contractual Obligation of any Loan Party or (ii) result in, or require, the creation or imposition of any Lien (other than Liens created by the Loan Documents) on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

f)                                        No Default.  Both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

5.                                       Reference to and Effect on Credit Agreement and GCA.

a)                                      Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  Upon and after the effectiveness of this Amendment, each reference in the GCA to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the GCA, shall mean and be a reference to the GCA as amended hereby.  This Amendment is a Loan Document.

b)                                     Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein.

c)                                      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

6.                                       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

7.                                       Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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8.                                       Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Frank P. Turner
Name:	Frank P. Turner
Title:	Vice President

BORROWER:

KEY ENERGY SERVICES, INC.

By:	/s/ Richard J. Alario
Name:	Richard J. Alario
Title:	President and Chief Executive Officer

Signature Page to First Amendment

GUARANTORS:

BROOKS WELL SERVICING, INC.

DAWSON PRODUCTION MANAGEMENT, INC.

KALKASKA OILFIELD SERVICES, INC.

KEY ENERGY DRILLING, INC.

KEY ENERGY SERVICES-CALIFORNIA, INC.

KEY ENERGY SERVICES-SOUTH TEXAS, INC.

KEY FOUR CORNERS, INC.

KEY ROCKY MOUNTAIN, INC.

Q SERVICES, INC.

Q.V. SERVICES, INC.

UNITRAK SERVICES HOLDING, INC.

WATSON OILFIELD SERVICE & SUPPLY, INC.

WELL-CO OIL SERVICE, INC.

WELLTECH EASTERN, INC.

WELLTECH MID-CONTINENT, INC.

YALE E. KEY, INC.

By:		/s/ Richard J. Alario
	Name:	Richard J. Alario
	Title:	Sole Director

DAWSON PRODUCTION TAYLOR, INC.
DAWSON PRODUCTION ACQUISITION CORP.

By:		/s/ William M. Austin
	Name:	William M. Austin
	Title:	Vice President

MISR. KEY ENERGY SERVICES, LLC
MISR. KEY ENERGY INVESTMENTS, LLC

By:		/s/ Richard J. Alario
	Name:	Richard J. Alario
	Title:	President

BROOKS WELL SERVICING BENEFICIAL, L.P.

           by the sole general partner,

           Brooks Well Servicing, Inc.

DAWSON PRODUCTION PARTNERS, L.P.

           by the sole general partner

           Dawson Production Management, Inc.

KEY ENERGY DRILLING BENEFICIAL, L.P.

           by the sole general partner,

           Key Energy Drilling, Inc.

Q.V. SERVICES BENEFICIAL, L.P.

           by the sole general partner,

           Q.V. Services, Inc.

UNITRAK SERVICES, L.P.

           by the sole general partner,

           UniTrak Services Holding, Inc.

WELLTECH MID-CONTINENT BENEFICIAL, L.P.

           by the sole general partner,

           WellTech Mid-Continent, Inc.

YALE E. KEY BENEFICIAL, L.P.

           by the sole general partner,

           Yale E. Key, Inc.

By:	/s/ Richard J. Alario
Name:	Richard J. Alario
Title:	Sole Director

KEY ENERGY PRESSURE PUMPING SERVICES, L.P.

           by the sole general partner,

           Q Oil & Gas Services, LLC

Q PRODUCTION SERVICES, L.P.

           by the sole general partner,

           Q Oil & Gas Services, LLC

QUALITY OIL FIELD SERVICES, L.P.

           by the sole general partner,

           Q Oil & Gas Services, LLC

KEY ENERGY FISHING & RENTAL SERVICES, L.P.

           by the sole general partner,

           Q Oil & Gas Services, LLC

Q.V. SERVICES OF TEXAS, L.P.

           by the sole general partner,

           Q Oil & Gas Services, LLC

By:	/s/ Richard J. Alario
Name:	Richard J. Alario
Title:	Manager

BROOKS WELL SERVICING, LLC KEY ENERGY DRILLING, LLC Q ENERGY SERVICES, L.L.C. Q OIL & GAS SERVICES, LLC Q.V. SERVICES, LLC UNITRAK SERVICES, LLC YALE E. KEY, LLC WELLTECH MID-CONTINENT, LLC

By:	/s/ Richard J. Alario
Name:	Richard J. Alario
Title:	Manager

KEY ENERGY SHARED SERVICES, LLC

By:	/s/ Richard J. Alario
Name:	Richard J. Alario
Title:	Vice President